Exhibit 10.31

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 4, 2020 by and among Brian Chesky, Joe Gebbia and Nathan Blecharczyk (each, an “Individual Founder” and, collectively, the “Individual Founders”) and, with respect to each Individual Founder, (a) the trusts and entities listed in Schedule A hereto and (b) each other trust or entity that holds, or may in the future hold, shares of Common Stock (as defined below) over which such Individual Founder exercises voting control (each such trust and entity in (a) or (b), a “Founder Affiliate” and, each Individual Founder and Founder Affiliate, a “Founder”). The Individual Founders and Founder Affiliates are referred to collectively herein as the “Founders”. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Restated Certificate of Incorporation of Airbnb, Inc., a Delaware corporation (the “Company”), to be duly adopted in accordance with the General Corporation Law of the State of Delaware and filed with the Secretary of State of the State of Delaware in connection with the IPO (as defined below), as it may be amended, restated or otherwise modified from time to time (the “Certificate of Incorporation”).

RECITALS

WHEREAS, on November 16, 2020 the Company publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a registration statement on Form S-1 relating to the initial public offering (the “IPO”) of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company;

WHEREAS, each Founder currently owns or beneficially owns shares of Class A Common Stock and/or shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of the Company; and

WHEREAS, each of the Founders desires to provide for the election or re-election of the Individual Founders to the Board of Directors of the Company (the “Board”) after the Company has completed the IPO.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

1.    Voting Provisions.

1.1    Shares. Each Founder expressly agrees that the terms and restrictions of this Agreement shall apply to all shares of Common Stock (or shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law) (i) which such Founder owns or holds or hereafter acquires or holds by any means, including, without limitation, by purchase, assignment, conversion or exercise of any stock option, warrant or other right, the settlement of any restricted stock unit or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and (ii) with respect to which such Founder exercises voting control, or hereafter acquires voting control by any means (including, in the case of each of

(i) and (ii), as a result of a transfer, assignment, sale or other disposition of any Shares to an Affiliate pursuant to the applicable provisions of the Certificate of Incorporation) (the shares described in (i) and (ii), collectively with respect to each Founder, “Shares”, it being understood that any such shares of Common Stock or other capital stock shall only constitute “Shares” of a Founder for purposes of this Agreement while so held or controlled (with respect to voting) by such Founder).

1.2    Board Composition. Subject to Section 2, during the term of this Agreement, from time to time and at all times, each Founder, in its capacity as a stockholder or beneficial owner of Shares, agrees, following the closing of the IPO, to vote all Shares FOR, or cause all Shares to be voted FOR, the election or re-election of each of the Individual Founders that have been duly nominated for election or re-election as members of the Board at each annual or special meeting of stockholders at which members of the Board are to be elected, and to take all actions by written consent in lieu of any such meeting to approve the election or re-election of each of the Individual Founders that have been duly nominated for election or re-election as members of the Board.

1.3    Ownership. As of the date hereof, each Founder represents and warrants (a) that (i) such Founder owns the Shares as set forth in Schedule B hereto and (ii) excluding the Shares referenced in the preceding clause (i), such Founder beneficially owns or has voting control over the Shares as set forth in Schedule B; and (b) there are no other Shares owned, beneficially owned or over which such Founder has voting control.

1.4    Removal of Board Members. Subject to Section 2, during the term of this Agreement, from time to time and at all times, each Founder, in its capacity as a stockholder or beneficial owner of Shares, agrees, following the closing of the IPO, to vote, or cause to be voted, at any annual meeting or special meeting of stockholders at which any Individual Founder is to be removed from the Board, all Shares AGAINST the removal of such Individual Founder from the Board, and to take all actions by written consent in lieu of any such meeting AGAINST the removal of each such Individual Founder from the Board (and not to take action by written consent to approve any such removal).

Each Founder agrees to execute and deliver any written consents representing an action by stockholders of the Company required to perform the obligations of this Agreement.

For the avoidance of doubt, nothing in this Agreement requires any Individual Founder to serve as a member of the Board, and any Individual Founder may resign from the Board at any time.

1.5    No Liability for Election of Individual Founder Directors. No Founder shall have any liability as a result of voting in favor of the election of an Individual Founder to the Board for any act or omission by such Individual Founder in his capacity as a member of the Board, nor shall any Founder have any liability as a result of voting for any Individual Founder in accordance with the provisions of this Agreement.

2.    Voting Proxy.

2.1    Grant of Voting Proxy. Each Individual Founder and his Founder Affiliates hereby grant, effective upon such Individual Founder’s death or Disability (as defined in the

Certificate of Incorporation) a voting proxy, coupled with an interest in all Shares of such Individual Founder and his Founder Affiliates, to vote all such Shares in the manner provided in Sections 1.2 and 1.4 hereof (the “Voting Proxy”), to the other Individual Founders as follows: (a) when there are two remaining Individual Founders who are not Disabled, such Voting Proxy shall be apportioned between such Individual Founders based on their relative voting power in the Company; or (b) when there is only one remaining Individual Founder who is not Disabled, such Voting Proxy shall be granted to such Individual Founder. Such Voting Proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 2.1 is amended to remove such grant of proxy in accordance with Section 7.6 hereof.

3.    Transfers. Nothing in this Agreement shall prevent any Founder from transferring its Shares (including through an assignment, sale or other disposition). Upon such transfer, such transferred Shares shall cease to be subject to the Voting Proxy.

4.    Further Assurances. At any time or from time to time after the date hereof, the Founders agree to cooperate with each other, and at the request of any Founder, to execute and deliver any further instruments or documents and to take all such further action as the requesting Founder may reasonably request in order to evidence or effectuate the consummation of the obligations contemplated hereby and to otherwise carry out the intent of the Founders hereunder.

5.    Remedies.

5.1    Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the aggrieved parties shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

5.2    Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.    Term and Termination. This Agreement shall be conditioned upon and effective as of immediately prior to the effectiveness of the Form 8-A to be filed by the Company with the SEC in connection with the IPO and shall continue in effect until and shall terminate (a) with respect to an Individual Founder upon conversion of such Individual Founder’s Shares in connection with his death or Disability, as set forth in the Certificate of Incorporation and (b) with respect to all Founders, upon the Class B Mandatory Conversion Time (as defined in the Certificate of Incorporation). If the closing of the IPO has not occurred by December 31, 2020, this Agreement shall automatically terminate and be of no further force or effect.

7.    Miscellaneous.

7.1    No Assignment. The terms and conditions of this Agreement, including all obligations and rights therein, may not be assigned.

7.2    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

7.3    Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature, including electronic signatures, and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (d) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (e) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below or at such other address as the Individual Founder shall, from time to time, designate by ten (10) days’ advance written notice:

If to Brian Chesky or his Affiliate Founders, to:

c/o Brian Chesky

Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Sarah Solum

Pamela Marcogliese

Freshfields Bruckhaus Deringer US LLP

2710 Sand Hill Road

Menlo Park, California 94025

Tel: ***

***

If to Joe Gebbia or his Affiliate Founders, to:

c/o Joe Gebbia

Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Kenton King

Joseph Yaffe

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Palo Alto, California 94301

Tel: ***

***

If to Nathan Blecharczyk or his Affiliate Founders, to:

c/o Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Sarah Payne

Sullivan & Cromwell LLP

1870 Embarcadero Road

Palo Alto, California 94303

Tel: ***

***

And in each case, with a copy (which shall not constitute notice) to:

Rich Baer

Garth Bossow

Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

***

Samuel Angus

Ari Haber

Fenwick & West LLP

555 California Street, 12th Floor

San Francisco, California 94104

***

7.6    Consent Required to Terminate, Amend or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each of the Founders. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on each party.

7.7    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.8    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

7.9    Entire Agreement. This Agreement shall constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

7.10    Legend on Share Certificates. Each certificate representing any Shares issued after the date hereof shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME (THE “VOTING AGREEMENT”) (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE INDIVIDUAL FOUNDERS), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO, AND SHALL BECOME BOUND BY, ALL THE PROVISIONS OF THAT AMENDED AND RESTATED VOTING AGREEMENT UNTIL THE TERMINATION THEREOF AS SET FORTH THEREIN.”

The Founders agree to cause the Company to cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 7.10. The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 7.10 herein and/or the failure of the Individual Founders to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

7.11    Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Founders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 7.10.

7.12    Manner of Voting; Grant of Proxy. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

7.13    Additional Parties. Unless prohibited by applicable law, in the event that after the date of this Agreement, an Individual Founder establishes a Founder Affiliate which is not listed on Schedule A hereto, then, such Individual Founder shall cause such Founder Affiliate, as a condition to such establishment, to become a party to this Agreement by executing a joinder agreement in the form attached hereto as Exhibit A (“Joinder Agreement”), agreeing to be bound by and subject to the terms of this Agreement as a Founder Affiliate, and thereafter such Founder Affiliate shall be deemed a Founder Affiliate for all purposes under this Agreement. No action or consent by the Founders shall be required for such joinder to this Agreement by such additional Founder Affiliate, so long as such additional Founder Affiliate has agreed in writing to be bound by all of the obligations as a “Founder Affiliate” hereunder.

7.14    Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court of the United States of America sitting in the State of Delaware), and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named court(s), that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

7.15    Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

7.16    Spousal Consent. If any Individual Founder is married on the date of this Agreement, such Individual Founder’s spouse shall execute and deliver to each other Founder a consent of spouse in the form of Exhibit B hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Individual Founder’s Common Stock that do not otherwise exist by operation of law or the agreement of the parties. If any individual Individual Founder should marry or remarry subsequent to the date of this Agreement, such Individual Founder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

/s/ Brian Chesky

BRIAN CHESKY

/s/ Deborah Chesky

DEBORAH CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2019 GRANTOR RETAINED ANNUITY TRUST I CREATED UNDER AGREEMENT DATED AS OF FEBRUARY 15, 2019, AND NOT INDIVIDUALLY

/s/ Brian Chesky

BRIAN CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2019 GRANTOR RETAINED ANNUITY TRUST II CREATED UNDER AGREEMENT DATED AS OF FEBRUARY 15, 2019, AND NOT INDIVIDUALLY

/s/ Deborah Chesky

DEBORAH CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2019 GRANTOR RETAINED ANNUITY TRUST III CREATED UNDER AGREEMENT DATED AS OF JULY 31, 2019, AND NOT INDIVIDUALLY

/s/ Brian Chesky

BRIAN CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2019 GRANTOR RETAINED ANNUITY TRUST IV CREATED UNDER AGREEMENT DATED AS OF JULY 8, 2019, AND NOT INDIVIDUALLY

/s/ Deborah Chesky

DEBORAH CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2020 GRANTOR RETAINED ANNUITY TRUST A CREATED UNDER AGREEMENT DATED AS OF AUGUST 4, 2020, AND NOT INDIVIDUALLY

/s/ Brian Chesky

BRIAN CHESKY, AS TRUSTEE OF THE BRIAN CHESKY 2020 GRANTOR RETAINED ANNUITY TRUST B CREATED UNDER AGREEMENT DATED AS OF AUGUST 4, 2020, AND NOT INDIVIDUALLY

/s/ Deborah Chesky

DEBORAH CHESKY, AS INVESTMENT TRUSTEE OF ALLISON’S TRUST CREATED UNDER THE BRIAN CHESKY 2016 LONG-TERM TRUST AGREEMENT DATED AS OF JULY 26, 2016, AND NOT INDIVIDUALLY

[Signature Page to Voting Agreement]

/s/ Deborah Chesky

DEBORAH CHESKY, AS INVESTMENT TRUSTEE OF THE BRIAN CHESKY LEGACY TRUST CREATED UNDER THE BRIAN CHESKY 2016 LONG-TERM TRUST AGREEMENT DATED AS OF JULY 26, 2016, AND NOT INDIVIDUALLY

/s/ Deborah Chesky

DEBORAH CHESKY, AS INVESTMENT TRUSTEE OF ALLISON’S 2019 TRUST CREATED UNDER THE BRIAN CHESKY 2019 LONG-TERM TRUST AGREEMENT DATED AS OF FEBRUARY 15, 2019

/s/ Deborah Chesky

DEBORAH CHESKY, AS INVESTMENT TRUSTEE OF ALLISON’S 2019 TRUST A CREATED UNDER THE BRIAN CHESKY 2019 LONG-TERM TRUST A AGREEMENT DATED AS OF JULY 31, 2019

/s/ Brian Chesky

BRIAN CHESKY, AS TRUSTEE OF THE 2019 TRUST B CREATED UNDER THE BRIAN CHESKY 2019 LONG-TERM TRUST B AGREEMENT DATED AS OF JULY 8, 2019, AND NOT INDIVIDUALLY

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

/s/ Joseph Gebbia
JOSEPH GEBBIA

THE SYCAMORE TRUST

By:	/s/ Joseph Gebbia
Joseph Gebbia, Trustee

GUERNICA LLC

By:	/s/ Joseph Gebbia
Joseph Gebbia, Manager

GUERNICA 2, LLC

By:	/s/ Joseph Gebbia
Joseph Gebbia, Manager

GUERNICA 3, LLC

By:	/s/ Joseph Gebbia
Joseph Gebbia, Manager

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

/s/ Nathan Blecharczyk
NATHAN BLECHARCZYK

THE BLECHARCZYK REVOCABLE TRUST

By:	/s/ Nathan Blecharczyk
Nathan Blecharczyk, Trustee

THE NATHAN BLECHARCZYK 2020 GRAT

By:	/s/ Nathan Blecharczyk
Nathan Blecharczyk, Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

THE BLECHARCZYK 2015 IRREVOCABLE TRUST

By:	/s/ Gioacchino Curiale
Gioacchino Curiale, Trustee

THE NATHAN BLECHARCZYK 2015 GRAT REMAINDER TRUST

By:	/s/ Gioacchino Curiale
Gioacchino Curiale, Trustee

NATHAN BLECHARCZYK 2020 REMAINDER TRUST

By:	/s/ Gioacchino Curiale
Gioacchino Curiale, Trustee

[Signature Page to Voting Agreement]

Schedule A

Founders and Related Trusts and Entities

Brian Chesky

The Brian Chesky 2019 Grantor Retained Annuity Trust I created under Agreement dated as of February 15, 2019

The Brian Chesky 2019 Grantor Retained Annuity Trust II created under Agreement dated as of February 15, 2019

The Brian Chesky 2019 Grantor Retained Annuity Trust III created under Agreement dated as of July 31, 2019

The Brian Chesky 2019 Grantor Retained Annuity Trust IV created under Agreement dated as of July 8, 2019

The Brian Chesky 2020 Grantor Retained Annuity Trust A created under Agreement dated as of August 4, 2020

The Brian Chesky 2020 Grantor Retained Annuity Trust B created under Agreement dated as of August 4, 2020

Allison’s Trust created under The Brian Chesky 2016 Long-Term Trust Agreement dated as of July 26, 2016

Brian Chesky Legacy Trust created under The Brian Chesky 2016 Long-Term Trust Agreement dated as of July 26, 2016

Allison’s 2019 Trust created under The Brian Chesky 2019 Long-Term Trust Agreement dated as of February 15, 2019

Allison’s 2019 Trust A created under The Brian Chesky 2019 Long-Term Trust A Agreement dated as of July 31, 2019

The 2019 Trust B created under The Brian Chesky 2019 Long-Term Trust B Agreement dated as of July 8, 2019

Joe Gebbia

The Sycamore Trust

Guernica LLC

Guernica 2, LLC

Guernica 3, LLC

Nathan Blecharcyzk

The Blecharczyk Revocable Trust

The Blecharczyk 2015 Irrevocable Trust

The Nathan Blecharczyk 2015 GRAT Remainder Trust

Nathan Blecharczyk 2020 Remainder Trust

The Nathan Blecharczyk 2020 GRAT

Schedule B

Ownership

Founder	Owns		Beneficially Owns/Has Voting Control[1],[2]
	Class A Common Stock	Class B Common Stock	Class A Common Stock[3]	Class B Common Stock
Brian Chesky		65,720,676		9,192,588

Deborah Chesky, as Trustee of The Brian Chesky 2019 Grantor Retained Annuity Trust I created under Agreement dated as of February 15, 2019		246,686

Brian Chesky, as Trustee of The Brian Chesky 2019 Grantor Retained Annuity Trust II created under Agreement dated as of February 15, 2019		473,718

Deborah Chesky, as Trustee of The Brian Chesky 2019 Grantor Retained Annuity Trust III created under Agreement dated as of July 31, 2019		130,478

Brian Chesky, as Trustee of The Brian Chesky 2019 Grantor Retained Annuity Trust IV created under Agreement dated as of July 8, 2019		130,478

Deborah Chesky, as Trustee of The Brian Chesky 2020 Grantor Retained Annuity Trust A created under Agreement dated as of August 4, 2020		514,314

[1]	Excludes shares reflected in “Owns” Column for an Individual Founder or his Founder Affiliates.
[2]	Includes shares subject to stock options exercisable within 60 days of November 25, 2020.
[3]	Excludes Class B shares.

Brian Chesky, as Trustee of The Brian Chesky 2020 Grantor Retained Annuity Trust B created under Agreement dated as of August 4, 2020	514,314

Deborah Chesky and Robert Joseph St. Aubin, as Trustee of Allison’s Trust created under The Brian Chesky 2016 Long-Term Trust Agreement dated as of July 26, 2016	15,266

Deborah Chesky and Robert Joseph St. Aubin, as Trustees of the Brian Chesky Legacy Trust created under The Brian Chesky 2016 Long-Term Trust Agreement dated as of July 26, 2016	0

Deborah Chesky and Robert Joseph St. Aubin, as Trustees of Allison’s 2019 Trust created under The Brian Chesky 2019 Long-Term Trust Agreement dated as of February 15, 2019	0

Deborah Chesky and Robert Joseph St. Aubin, as Trustees of Allison’s 2019 Trust A created under The Brian Chesky 2019 Long-Term Trust A Agreement dated as of July 31, 2019	0

Brian Chesky, as Trustee of The 2019 Trust B created under The Brian Chesky 2019 Long-Term Trust B Agreement dated as of July 8, 2019	0

Joe Gebbia		64,521	2,298,144

The Sycamore Trust	61,745,998

Guernica LLC	1,000,000

Guernica 2, LLC	2,000,000
Guernica 3, LLC	3,000,000
Nathan Blecharczyk		64,521	2,298,144
Nathan Blecharczyk 2020 GRAT	13,600,000
Blecharczyk Revocable Trust	49,170,710
Blecharczyk 2015 Irrevocable Trust	786,446
The Nathan Blecharczyk 2015 GRAT Remainder Trust	4,188,774
Nathan Blecharczyk 2020 Remainder Trust	0

Exhibit A

Form of Joinder Agreement

Joinder Agreement to Voting Agreement

The undersigned hereby acknowledges that it has reviewed and understands the Voting Agreement (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Voting Agreement”) dated as of November     , 2020, by and among Brian Chesky, Joe Gebbia and Nathan Blecharczyk (each, an “Individual Founder” and, collectively, the “Individual Founders”) and, with respect to each Individual Founder, the Founder Affiliates, and agrees to be bound as a Founder Affiliate by the terms and conditions thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Voting Agreement.

By execution of this Joinder Agreement, the undersigned hereby (a) agrees that the shares of Common Stock over which [insert name of Individual Founder] exercises voting control shall be bound by and subject to the terms of the Voting Agreement and (b) adopts the Voting Agreement with the same force and effect as if the undersigned were originally a party thereto.

This Joinder Agreement shall be governed by the governing law set forth in the Voting Agreement.

FOUNDER AFFILIATE:

By:
Name and Title of Signatory

Address:

Exhibit B

Form of Spousal Consent

I,                     , spouse of                     , acknowledge that I have read the Voting Agreement, dated as of November     , 2020, to which this Consent is attached as Exhibit B (the “Voting Agreement”), and that I know the contents of the Voting Agreement. I am aware that the Voting Agreement contains provisions regarding the voting and transfer of shares of capital stock of the Company that my spouse may own, including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Voting Agreement shall be irrevocably bound by the Voting Agreement and further understand and agree that any community property interest I may have in such shares of capital stock of the Company shall be similarly bound by the Voting Agreement.

I am aware that the legal, financial and related matters contained in the Voting Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Voting Agreement carefully that I will waive such right.

Dated:
Signature